                                POWER OF ATTORNEY
                   FOR EXECUTING FORMS 3, FORMS 4 AND FORMS 5,
                        FORM 144 AND SCHEDULE 13D AND 13G

The undersigned hereby constitutes and appoints Laura L. Ozenberger,  Michael K.
Post and Judy R.  Riddle,  or any of them acting  without the others,  with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:

        1.      Execute  for and on  behalf of the  undersigned  (a) any Form 3,
                Form 4 and Form 5 (including  amendments  thereto) in accordance with Section  16(a) of the  Securities  Exchange Act of 1934, as
                amended (the "Exchange  Act"), (b) Form 144 and (c) Schedule 13D
                and Schedule 13G  (including  amendments  thereto) in accordance with  Sections  13(d) and 13(g) of the Exchange Act, but only to the extent  each form or schedule  relates to the  undersigned's beneficial ownership of securities of Inergy Midstream,  L.P. or any of its subsidiaries;

        2.      Do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  that may be  necessary or desirable to complete and execute  any Form 3, Form 4, Form 5, Form 144,  Schedule  13D or
                Schedule 13G (including  amendments thereto) and timely file the forms or schedules with the  Securities and Exchange  Commission and any stock  exchange  or  quotation  system,  self-regulatory association  or any  other  authority,  and  provide  a copy  as
                required   by  law  or   advisable   to  such   persons  as  the
                attorney-in-fact deems appropriate; and

        3.      Take any other action in connection  with the foregoing that, in the  opinion of the  attorney-in-fact,  may be of benefit to, in the best interest of or legally required of the undersigned,  it
                being   understood   that   the   documents   executed   by  the
                attorney-in-fact  on behalf of the undersigned  pursuant to this
                Power of  Attorney  shall be in the form and shall  contain  the terms and conditions as the  attorney-in-fact may approve in the attorney-in-fact's discretion.

The undersigned hereby grants to the  attorney-in-fact  full power and authority to do and perform all and every act requisite, necessary or proper to be done in the  exercise of any of the rights and powers  herein  granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby  ratifying and confirming all that the attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers granted herein. The undersigned acknowledges  that the  attorneys-in-fact,  in serving in such  capacity  at the request of the  undersigned,  are not assuming  (nor is Inergy  Midstream,  L.P.
assuming) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

The  undersigned  agrees  that  the   attorney-in-fact   may  rely  entirely  on
information  furnished  orally  or in  writing  by or at  the  direction  of the undersigned to the  attorney-in-fact.  The undersigned  also agrees to indemnify and hold harmless Inergy Midstream,  L.P. and the  attorney-in-fact  against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue  statements or omissions of necessary  facts in the information  provided by or at the direction of the undersigned,  or upon the lack of timeliness in the delivery of  information by or at the direction of
the   undersigned,   to  the   attorney-in   fact  for  purposes  of  executing,
acknowledging, delivering or filing a Form 3, Form 4, Form 5, Form 144, Schedule
13D or Schedule  13G  (including  amendments  thereto)  and agrees to  reimburse
Inergy Midstream, L.P. and the attorney-in-fact on demand for any legal or other expenses  reasonably  incurred in  connection  with  investigating  or defending against any such loss, claim, damage, liability or action.

This  Power of  Attorney  shall  remain  in full  force  and  effect  until  the undersigned  is no  longer  required  to file  Form 3, Form 4, Form 5, Form 144,
Schedule 13D and Schedule 13G (including amendments thereto) with respect to the undersigned's  holdings  of and  transactions  in  securities  issued  by Inergy
Midstream,  L.P.,  unless earlier revoked by the undersigned in a signed writing delivered to the  attorney-in-fact.  This Power of Attorney  does not revoke any other power of attorney that the undersigned has previously granted.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of the date written below.

/s/ John J. Sherman
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Signature

John J. Sherman
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Type or Print Name

December 8, 2011
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Date